MASTER LEASE AGREEMENT


     THIS MASTER LEASE AGREEMENT (the "Lease") is made as of the 4th day of September, 1996 between CCA FINANCIAL, INC., a Virginia corporation with its principal office at 8080 AMF Drive, Richmond, Virginia, 23111 ("Lessor"), and LANCER PARTNERSHIP, LTD a Texas Limited Partnership with its principal office at 6655 Lancer Boulevard, San Antonio, Texas, 78219 ("Lessee").

     1. DEFINITIONS: (a)The "Equipment" means the equipment, machines, devices, features, and other items listed in each Schedule hereto attached and hereby made a part hereof.

     (b) The "Manufacturer" means the manufacturer or vendor of the Equipment as shown in a Schedule.

     (c) The "Commencement Date" means with respect to each Schedule, where the beginning date for Basic Rental (as defined in paragraph 4 hereof) is the first day of a month, that date, and in any other case, the first day of the month following the beginning date for Basic Rental.

     (d) The "Installation Date" means, for the Equipment being installed, the date that (i) the Equipment is installed as specified by Manufacturer, or (ii) the Equipment is delivered to Lessee if Lessee fails to provide a suitable installation environment or elects to delay installation. At Lessor's request, Lessee shall execute a Certificate of Installation and Acceptance verifying Lessee's acceptance of the Equipment as of the Installation Date.

     2. LEASE: Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor in accordance with the terms and conditions of this Master Lease, the Equipment identified in the Schedules which are or may from time to time be executed pursuant to this Master Lease. Each Schedule shall incorporate by reference all terms and conditions of this Master Lease together with such other terms or amendments which may be specified in the Schedule. Together with this Master Lease, each Schedule shall individually constitute the lease ("Lease") for the Equipment specified in the Schedule. A Lease shall not become effective until the Schedule is executed by Lessee and Lessor.

     3. TERM OF LEASE: (a) The term of this Master Lease shall commence on the date set forth above and shall continue in effect thereafter so long as any Schedule entered into pursuant to this Master Lease remains in effect. The initial term for each Schedule shall commence on the Commencement Date and shall continue for the number of full months set forth in the Schedule ("Initial Term"). Notice of Lessee's termination of each Schedule shall be provided to Lessor in writing at least three (3) months prior to the expiration of the Initial Term of the Schedule. In the event that Lessee's written notice is not received by Lessor as prescribed herein, the term of the Lease related to the Schedule shall be extended for continuous and consecutive three (3) month periods at the then existing Basic Rental, with receipt of notice of termination required at least three (3) months prior to termination. (b) Any notice of termination given by Lessee may not be revoked without the written consent of Lessor.

     4. RENTAL: (a) The minimum monthly rental (herein called the "Basic Rental") payable by Lessee to Lessor or its assigns is set forth in each Schedule. Basic Rental shall begin on the Installation Date and shall be due and payable by Lessee to Lessor in advance on or before the first day of each month. If the beginning date for Basic Rental does not fall on the first day of a month, the first payment for the partial month will be prorated on the basis of a 30-day month and will be due and payable on the beginning date for rent. In the event Lessee does not timely make any payment of Basic Rental or other monies due hereunder, Lessee shall be liable to Lessor for a stipulated damage amount equal to 18% per annum of the amount of said payment and shall pay said amount immediately to Lessor.

     (b) In addition to the Basic Rental, Lessee shall pay to Lessor an amount equal to all taxes, if any, paid, payable or required to be collected by Lessor, however designated, which are levied or based on this transaction, the Basic
Rental, this Lease, and/or the Equipment or its use, lease, sale, operation, control or value, including, without limitation, state and local sales, privilege, business license or excise taxes based on gross revenue, or amounts in lieu thereof paid or payable by Lessor in respect of the foregoing, but excluding only federal and state income taxes. Personal property taxes, if any, on the Equipment shall be filed with the appropriate authorities by Lessee and paid by Lessee. Lessee shall give Lessor written evidence of payment of personal property taxes within fifteen days of the due date. Except for personal property taxes, all taxes shall be invoiced by Lessor to Lessee unless such taxes are invoiced directly to Lessee by the appropriate taxing authorities. If Lessee makes timely payment to Lessor or directly to any taxing authority within the time provided by the authority for the payment of such taxes then Lessee shall not be liable for any penalties or interest in respect of the taxes. If Lessee does not make timely payments to Lessor or directly to the taxing authority within the time provided by the authority for the payment of such taxes, then Lessee shall be liable for any penalties, interest or other charges in respect of the taxes. Notwithstanding anything hereinabove to the contrary, so long as Lessee is not in default hereunder, Lessee shall not be obligated by this Lease to pay any tax, levy or assessment in respect of this Lease or the Equipment so long as Lessee, in good faith, shall contest actively the validity thereof by appropriate legal proceedings. Lessee agrees that if such a proceeding is instituted, upon the final decision therein, or upon the discontinuance thereof, Lessee will forthwith pay such taxes, levies or assessments as are determined to be owing, together with all costs, interest and penalties and all damages and costs, including all attorneys' fees reasonably incurred, which Lessor may sustain in consequence of the non-payment of the taxes, levies or assessments when due. Subject to the foregoing, Lessee may contest any such taxes in Lessor's name, and Lessor agrees, upon written request and at the sole expense of Lessee, to cooperate with Lessee in the prosecution of any such contest.

     5. USE OF EQUIPMENT: (a) Lessee warrants and represents that all use of the Equipment and all components and any other equipment used in any manner in connection with the operation and use of the Equipment shall meet the specifications of Manufacturer. Specifications shall include but not be limited to Manufacturer's warranty and required or recommended maintenance program.

     (b) Lessee shall be entitled to full time use of the Equipment without extra charge by Lessor.

     (c) Lessee shall keep the Equipment at all times in its sole possession and control. The Equipment shall not be moved from the location stated in Schedule "A" without the prior written consent of Lessor.

     (d) Provided Lessee is not in default under this Master Lease and a Schedule, Lessee shall notify Lessor that it desires to add upgrades to the Equipment no less than forty-five (45) days before the desired date of installation stating when and what upgrades Lessee intends to obtain. Within ten
(10) business days after Lessor receives that notice Lessor may offer such upgrades (the "Offer") to Lessee. Lessee may accept this offer or seek other bona fide offers from third parties, the credit of which shall have been approved by Lessor in its sole discretion ("Third Party Offer"). Lessee shall notify Lessor of any more favorable Third Party Offer. Lessee shall obtain the upgrade from Lessor if Lessor at least matches the Third Party Offer within five
(5) business days after Lessor's receipt of Lessee's notice. If that Lessee leases upgrades from Lessor, their lease shall be under a Schedule the terms of which, other than the Initial Term Acceptance Date and Rent, shall be the same as these applicable to the Equipment to which the upgrades relate.

     All upgrades must qualify for a manufacturer's maintenance and be maintained in accordance with Section 6 of this Master Lease. At the end of the Lease Term, Lessee shall remove all upgrades which are readily removable without causing material damage or impairment of the intended function or use of the Equipment. Upgrades which are not so removable shall become the Lessor's property (lien free) at the termination of the Lease.

     (e) Lessee agrees that other than replacements and repairs any alteration, attachment or addition to the Equipment shall be capable of being removed without material damage to or reduction in the value or impairment of the capability or efficiency of, the Equipment, and that no alteration, attachment or addition shall reduce the value or impair the capabilities or efficiency of the Equipment. Other than replacements or repairs, any alteration, attachment or addition shall be made at Lessee's expense and absent a default by Lessee hereunder, shall be the property of Lessee. Any item of the Equipment replaced or substituted in connection with the alteration, attachment or addition shall remain the property of Lessor and shall be restored to the Equipment in proper working order upon the termination of this Lease at Lessee's expense.

     6. MAINTENANCE AND REPAIRS: (a) At all times during the continuance of this Lease, at its expense, Lessee shall maintain and keep the Equipment in good working order, repair and condition and make all necessary adjustments, repairs, and replacements and shall use and require the Equipment to be used in a manner consistent with the Manufacturer's warranty and maintenance program.

     (b) Without limiting the generality of the foregoing, at its own expense, effective upon expiration of the Manufacturer's warranty on the Equipment, Lessee shall enter into and maintain in force a maintenance agreement with Manufacturer or, with prior written consent of Lessor and Secured Party, such other vendor as may be acceptable to manufacturer, covering the maintenance of the Equipment (hereinafter referred to as the "maintenance program"), Lessee shall pay the specified monthly maintenance charge and other costs required in the Maintenance Program. Lessee shall furnish Lessor an executed copy of the maintenance program. Lessor shall have no responsibilities or obligations whatsoever with respect to the condition, operation, maintenance or repair of the Equipment.

     7. REDELIVERY OF EQUIPMENT TO LESSOR: At the termination of a Lease, Lessee shall deliver possession of the Equipment to Lessor in accordance with the following procedures:

     (a) At the termination of a Lease, Lessee shall return the Equipment to Lessor in the same operating order, repair, condition and appearance as on the date of the commencement of such Lease, reasonable wear and tear excepted, and Lessee shall arrange and pay for such repairs and replacements required by Manufacturer to accept the Equipment under its maintenance program at its then standard rates.

     (b) At the end of the last business day of a Lease, and at its sole expense, Lessee shall tender the Equipment packed and crated by Manufacturer or by a carrier acceptable to Manufacturer in a manner suitable for truck transportation and at a loading dock for trucks of the manner normally used for transportation of electronic equipment at the then present location of the Equipment. If the Equipment is not ready for such removal by the end of the first business day following the termination of the Lease, then Lessee shall be liable to Lessor for one and one half days' rent for each day during which the Equipment is not so tendered for removal.

     (c)  Lessee  shall  be  solely  responsible  and  shall  pay  directly  all transportation, insurance, rigging, drayage, packing, installation, deinstallation, disconnection charges and other items of a like nature incurred in connection with this Master Lease, including without limitation any costs and expenses incurred in respect of delivering the Equipment to Lessor's designated destination, and insurance on the Equipment in route, upon termination of any Lease or this Master Lease.

     8. OWNERSHIP AND INSPECTION: (a) The Equipment shall at all times remain the property of Lessor and be and remain personal property notwithstanding the manner in which it may be attached or affixed to realty, Lessee acknowledges and agrees that it has not, and by the execution of this Master Lease, it does not have or obtain, and by payments and performance hereunder, it does not and will not have or obtain any title to the Equipment. Lessee will affix tags, decals or plates to the Equipment showing Lessor's ownership, which type of tag, decal or plate and location may be specified by Lessor, and Lessee shall not permit their removal or concealment.

     (b) Lessor or its agent shall have free access to the Equipment during normal business hours for the purpose of inspection and for any other purpose contemplated in this Lease.

     (c) Lessee shall immediately notify Lessor of all details concerning any claim of damage or loss arising out of the use, manufacturer, functioning or operation of the Equipment.

     (d) Lessee shall keep the Equipment free and clear of all liens, encumbrances and claims of any kind and nature.

     9. INSURANCE, RISK OF LOSS, DAMAGE OR DESTRUCTION: Lessee assumes and shall bear the entire risk of partial or complete loss, damage theft, destruction, condemnation, requisition or taking by eminent domain or other interruption or termination of use of the Equipment from any cause, whether or not through any fault of Lessee, from the date on which the Equipment is shipped until the Equipment is returned to and received by Lessor (the "Possession Period") from the Manufacturer, Supplier, or Lessor, as applicable.

     If any Equipment is damaged and is capable of being repaired, Lessee shall promptly notify Lessor in writing and within sixty (60) days of such damage shall at its sole expense make any repairs necessary to return the Equipment to its previous condition. Provided Lessee is not in default under this Master Lease or any Schedule and has paid in full for the repairs (which repairs shall be deemed accessions to the Equipment) Lessee shall be entitled to receive any insurance proceeds received by Lessor or any Assignee in connection with such damage. If Lessee has not paid in full for the repairs, any insurance proceeds shall be first applied to pay for such repairs.

     In the event that any Equipment is taken or condemned by a governmental authority, destroyed, damaged beyond repair, lost, or stolen ("Event of Loss"), Lessee must promptly notify Lessor and Assignee in writing and Lessee shall elect either to (i) pay to Lessor or Assignee, as the case may be, on the next Basic Rental payment date following the Event of Loss, an amount equal to: (a) the estimated full replacement value of the Equipment as of the end of the Initial Term discounted by the Prime Rate as reported by the Wall Street Journal, plus (b) all Basic Rental accrued on such Equipment up to the date of payment, plus (c) all unpaid rent allocated to such item for the balance of the Lease discounted at the Prime Rate as reported by the Wall Street Journal on the Acceptance Date as defined in the Schedule of such item (together (a)(b)(c), "Casualty Value") and upon payment in full, Lessee's obligation to pay rent for the Equipment shall cease; or (ii) continue all rent payments under the applicable Schedule, without interruption, and replace the damaged Equipment with Equipment of equal or superior, model, manufacture and condition
("Replacement Equipment") as soon as practicable after the occurrence of the Event of Loss. Lessee shall cause the Replacement Equipment to be delivered to a location acceptable to Lessor and shall convey title (lien free) to the Replacement Equipment to Lessor where upon the Replacement Equipment shall become subject to all of the terms and conditions of this Master Lease and the applicable Schedule. Provided Lessee is not in default under this Master Lease and any Schedule and has paid in full the Casualty Value or has paid in full for the Replacement Equipment, Lessee shall be entitled to receive any insurance proceeds or other recovery received by Lessor or any Assignee of Lessor in connection with such Event of Loss.

     If Lessee elects to replace the Equipment, Lessee shall immediately reimburse Lessor in an amount reasonably determined by Lessor to make Lessor whole on an after tax basis for any loss, recapture or unavailability of any tax credit and/or deduction.

     At all times during the Possession Period, Lessee shall, at its sole expense, carry: (i) all-risk property damage insurance in an amount not less than the Casualty Value for the Equipment and (ii) comprehensive general liability insurance in an amount not less than one million dollars ($1,000,000). Each such policy shall (i) name Lessor and any Assignee as additional insureds and loss payees as their interests may appear; (ii) provide that such policy may not be cancelled or altered without thirty (30) days prior notice to Lessor and Assignee; and (iii) provide that the interests of Lessor and Assignee shall be insured regardless of the breach or violation by Lessee of any warranties, declarations or conditions contained in such policies. Lessee shall promptly provide Lessor with original signed certificates of insurance. Upon Lessor's written consent, Lessee may act as a self-insurer and shall provide a letter to Lessor so stating.

     10. WARRANTIES: (a)At the written request and expense of Lessee, Lessor shall assign to Lessee any warranty rights which Lessor shall be entitled to enforce against Manufacturer in respect of the Equipment.

     (b) LESSOR MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THOSE WITH RESPECT TO THE CONDITION OR PERFORMANCE OF THE EQUIPMENT, ITS MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR WITH RESPECT TO PATENT INFRINGEMENT OR THE LIKE. LESSOR IS NOT RESPONSIBLE FOR ANY REPAIRS, SERVICE OR DEFECTS IN THE EQUIPMENT OR THE OPERATION THEREOF. Lessor shall have no liability to Lessee for any claim, loss or damage of any kind or nature whatsoever and there shall not be any abatement of rent for any reason, including without limitation any arising out of or in connection with (i) the deficiency or inadequacy of the Equipment for any purpose, (ii) any deficiency or defect in the Equipment, (iii) the use or performance of the Equipment, (iv) any interruption or loss of service or use of the Equipment or (v) any loss of business or other loss or damage, direct, consequential or otherwise, whether or not resulting from any of the foregoing. Lessee will defend, protect, indemnify and hold Lessor and any Secured Party harmless against any and all losses, damages, injuries, claims, demands, liabilities, costs, and expenses including reasonable attorney's fees, arising out of or in connection with the design, manufacture, installation, use, condition, possession or operation of the Equipment. The foregoing indemnification shall not apply in the event such claims, demands, liabilities or costs are the direct cause of the willful fault or gross negligence of Lessor. The indemnities and assumptions of liabilities contained in this paragraph 10 (b) shall continue in full force and effect after the termination of any Lease, whether by time or otherwise. At its own expense, Lessee will maintain adequate and complete public liability insurance to cover its liability with respect to the design, manufacture, possession or operation of the Equipment and the premises at which the Equipment is located, and shall name Lessor and any Secured Party as additional insureds under such public liability policy or policies.

     11. SECURITY INTEREST AND/OR ASSIGNABILITY: At any time and from time to time, Lessor may assign the rents and other sums at any time due or to become due or at any time owing or payable by Lessee to Lessor under any Lease or this Master Lease. Any assignment shall be in respect of any Lease or this Master Lease and/or the rents and other sums due and to become due in respect of the Equipment, and may be either absolute or as collateral security for any obligation of Lessor. Any assignment shall not be binding on Lessee until written notice has been given to Lessee by Lessor or by any assignee as Secured Party. From and after the receipt by Lessee of written notice (i) Secured Party shall not be obligated to perform any duty, covenant or condition required to be performed by Lessor under any Lease or this Master Lease, but on the contrary, Lessee, by its execution hereof, acknowledges and agrees that notwithstanding any such assignment, all such duties, covenants or conditions required to be performed by Lessor shall survive any such assignment and shall be and remain the sole liability of Lessor and of every person, firm or corporation succeeding (by merger, consolidation, purchase of assets or otherwise) to all or substantially all of the business assets or goodwill of Lessor. Without limiting the foregoing, Lessee further acknowledges and agrees that the rights of Secured Party in and to the sums payable by Lessee under this Lease (including, without limitation, Basic Rental and Casualty Value) shall not be subject to any abatement whatsoever, and shall not be subject to any defense, set-offs, counterclaim or recoupment whatsoever whether by reason of failure of or defect in Lessor's title or any failure of Lessor to perform any of its obligations hereunder or any interruption from whatsoever cause in the use, operation or possession of the Equipment or any part thereof or any damage to or loss or destruction of the Equipment or any part thereof or by reason of any other indebtedness or liability, howsoever and whenever arising, of Lessor to Lessee or to any other person, firm or corporation or to any governmental authority or for any cause whatsoever. It is the intent hereof that Lessee shall be unconditionally and absolutely obligated to pay Secured Party all of the rents, Casualty Value and other sums which are the subject matter of the assignment and that Secured Party shall have the sole right to exercise all rights, privileges and remedies (either in its own name or in the name of Lessor for the use and benefit of Secured Party) which by the terms of any Lease or this Master Lease or by applicable law are permitted or provided to be exercised by Lessor.

     12. RIGHT TO QUIET ENJOYMENT: So long as the Lessee shall not be in default hereunder, Lessee shall have the right to quiet enjoyment and use of the Equipment.

     13. REMEDIES: If Lessee shall default (i) in the payment of any rent or other monies herein reserved; or (ii) in performing any of the terms or provisions of this Lease and fails to cure such default within ten (10) days after receipt from Lessor and/or Secured Party of written notice to Lessee of the default; or (iii) if any representation or warranty made by Lessee herein or in any document or certificate furnished Lessor or Secured Party in connection herewith or pursuant hereto shall prove to be incorrect at any time in any material respect, so long as Lessee has been given five (5) days notice of said incorrect representation or warranty; or (iv) if a temporary receiver is appointed for Lessee's property and the receiver is not removed within thirty
(30) days after appointment, or if a permanent receiver is appointed for Lessee's property; or if, whether voluntarily or involuntarily, Lessee takes advantage of or seeks to take advantage of any debtor relief or bankruptcy proceedings under any present or future law; of if Lessee makes an assignment for benefit of creditors; or if Lessee shall be declared bankrupt, whether voluntarily or involuntarily; or (v) if an order, judgment or decree of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets or liabilities or similar proceedings of or relating to Lessee or of or relating to all or any substantial part of its property, or the winding up or liquidation of its affairs, shall have been entered against Lessee, and such decree or order shall have remained in force undischarged or unstayed for a period of (30) days from the date of entry thereof; or (vi) if the rights, privileges or franchises of Lessee to do business shall be declared forfeited by any governmental authority or any court of competent jurisdiction and not restored or the order, decree or judgment related thereto effectively stayed by appropriate proceedings within 30 days thereafter; then upon occurrence of any such event, Lessor may at its option declare this Lease to be in default and may do one or more of the following with respect to any or all Equipment as Lessor in its sole discretion shall elect:
(a) cause Lessee to (and Lessee agrees that it will), upon written demand of Lessor and at Lessee's expense, promptly return the Equipment to Lessor in accordance with all of the terms of paragraph 7 hereof, or Lessor, at its option, may enter upon the premises where Equipment is located and take immediate possession of and remove the same, all without liability to Lessor for damage to property or otherwise; and/or (b) sell or lease any or all of the Equipment at public or private sale, with or without notice to Lessee or advertisement, or otherwise dispose of, hold, use, operate or keep idle the Equipment, all as Lessor in its sole discretion may determine and all free and clear of any rights of Lessee and without any duty to account to Lessee for such action or inaction or for any proceeds with respect thereto; and/or (c) by written notice to Lessee, cause Lessee to (and Lessee agrees that it will) pay to Lessor (as liquidated damages for loss of a bargain and not as a penalty) on the date specified in such notice the greater of the following amounts: (x) an amount equal to the present worth of all unpaid Basic Rentals, such present worth to be computed on the basis of a four percent (4%) per annum discount from the respective dates of such rental payment, which absent a default, would have been payable hereunder for the full term hereof (plus interest accrued thereon at the rate of 18% per annum from said date to the date of actual payment), plus any other monies due or accrued hereunder up to date of actual payment, or (y) the then Fair Market Value, determined by an independent appraiser selected by Lessor with the appraisal to be binding upon both Lessor and Lessee and/or (d) Lessor may exercise any other rights or remedies which may be available to it under the Uniform Commercial Code or any other applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Lease as to any or all Equipment. In addition, Lessee shall continue to be liable for all indemnities under this Lease, and for all legal fees and other costs and expenses resulting from the foregoing defaults or the exercise of Lessor's remedies, including without limitation placing any Equipment in the condition required by paragraph 7 hereof. No right or remedy referred to in this paragraph is intended to be exclusive, but each shall be cumulative and in addition to any other right or remedy referred to above or otherwise available to Lessor at law or in equity. No express or implied waiver by Lessor of any default shall constitute a waiver of any other default by Lessee or a waiver of any Lessor's rights or remedies. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use or deal with any Equipment in mitigation of Lessor's damages as set forth in this paragraph or which may otherwise limit or modify any of the Lessor's rights or remedies under this paragraph.

     14. SUBLEASE AND ASSIGNMENT: Lessee may sublease the Equipment or assign its rights under any Lease or this Master Lease, in whole or in part, only with the prior written consent of Lessor and any Secured Party. In any such case, Lessee shall nevertheless remain fully liable hereunder and, in requesting the prior written consent, shall provide copies of any sublease or assignment, together with all related documents, to Lessor and Secured Party.

     15. GENERAL: (a) In any case where the consent or approval of Lessor, Lessee, and/or Secured Party is required to be obtained under this Master Lease, such consent or approval will not be unreasonably withheld. No such consent or approval shall be valid unless it shall be in writing.

     (b) This Master Lease shall become binding when executed by Lessee and delivered to Lessor in Hanover County, Virginia. This Master Lease shall be governed in all respects by the laws of Commonwealth of Virginia. Lessee and Lessor agree that this Master Lease and the rights and remedies of Lessee, Lessor and any Secured Party shall be governed and enforced in accordance with the laws of the Commonwealth of Virginia.

     (c) All notices, instructions or consents which should or may be given hereunder shall be in writing and shall be deemed given and received upon the sooner of (i) the day on which delivered to such party, (ii) within two days after deposit in the United States Mail, postage prepaid, if sent by registered or certified mail, return receipt requested, or (iii) if sent by Federal Express or comparable overnight delivery service on the day after the day on which deposited with such carrier, addressed to the respective party at its respective address as set forth herein or to such other addresses as such party shall have designated by notice given pursuant to this subparagraph. To be effective, all such notices to Lessor shall be given at the same time and in the same manner to CCA Financial Services, Inc., 6800 Paragon Place, Suite 510, Richmond, Virginia, 23230, and to any Secured Party.

     (d) This Master Lease sets forth in full the agreement between Lessor and Lessee. Any titles or captions contained herein are for convenience only, and shall not be deemed to be part of the context. Neither party has nor shall rely upon any statement or representation not herein set forth, nor may the Lease be changed, or in any manner modified, except by further written agreement executed by Lessor and Lessee, and Secured Party where necessary. It is further agreed that the foregoing Lease supersedes any and all prior understandings and agreements relating to the Equipment or the Master Lease.

     (e) Any provision of this Master Lease which is prohibited or unenforceable in any jurisdiction shall be as to such jurisdiction ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or enforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

     (f) No omission or delay by Lessor or Secured Party at any time to enforce any right or remedy reserved on it or to require performance of any of the terms, covenants or provisions hereof by Lessee at any time designated, shall be a waiver of any such right or remedy to which Lessor or Secured Party is entitled, nor shall it in any way affect the right of Lessor or Secured Party to enforce such provisions thereafter.

     (g) Lessee, upon execution of this Master Lease, shall provide Lessor with certified resolutions and an opinion from Lessee's counsel addressed to Lessor or any Secured Party with respect to the representations and warranties set forth herein, and thereafter, upon execution of each Schedule shall also supply executed financing statements and such other documents as Lessor may reasonably request.

     (h) During the term of this Lease, Lessee agrees to deliver to Lessor a copy of Lancer Corporation's annual audited financial statements and quarterly interim financial statements within a reasonable time after said statements are available.

     (i) Lessee acknowledges that Lessor has appointed CCA Financial Services, Inc., with its principal office at 6800 Paragon Place, Suite 510, P. O. Box 11390, Richmond, Virginia, 23230, as its exclusive collection and servicing agent with respect to the collection of amounts due under this Agreement and to the performance of the obligations of Lessor hereunder. Amounts payable by Lessee to Lessor shall be made payable to "CCA Financial, Inc." and delivered to CCA Financial Services, Inc. at the address set forth above unless otherwise directed by Secured Party.

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Master Lease to be executed in their respective names and behalves and attested by their respective proper officers thereunto duly authorized.


                         Lessor:            CCA FINANCIAL, INC.

                         By:                /s/ R. Gregory Williams
                                            R. Gregory Williams
                                            President

                         Lessee:            LANCER PARTNERSHIP, LTD
                                            BY LANCER CAPITAL CORPORATION,
                                            GENERAL PARTNER

                         By:                /s/ John P. Herbots

                         Title:             Vice President